Exhibit 10.28

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN THIS WARRANT.

YUMANITY HOLDINGS, LLC

COMMON UNIT WARRANT

Original Issue Date: August 14, 2015

Void After: 5 PM Pacific Time on August 14, 2025

This Warrant Is Issued to

REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.

(hereinafter called the “Holder,” which term shall include the Holder’s permitted assigns) by Yumanity Holdings, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”). This Common Unit Warrant (“Warrant”) may be transferred by the Holder only in accordance with the provisions of Section 11.

This Warrant is being issued as one of a series of warrants (collectively, the “Warrants”) pursuant to the terms of the Bridge Unit and Bridge Warrant Purchase Agreement, dated as of August 14, 2015, by and among the Company and the purchasers a party thereto, as amended, restated and/or otherwise modified from time to time, and a series of Exchange Agreements, each dated as of August 14, 2015, by and among the Company and the other parties thereto, as amended, restated and/or otherwise modified from time to time. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Amended and Restated Operating Agreement of the Company, as amended, restated and/or otherwise modified from time to time (the “Operating Agreement”).

The Company hereby certifies that, for value received, the Holder is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from the Company by exercising this Warrant, at any time on or after the closing of the Qualified Financing and in any event not after the Expiration Time, up to that number of Common Units equal to (i) 1,005,000 divided by (ii) the lowest per share price at which each Qualified Financing Security (as defined in the Operating Agreement) is sold for cash in the next Qualified Financing, at an initial purchase price per Common Unit equal to the Bridge Conversion Price. The number of Common Units and the purchase price thereof shall be adjusted or readjusted from time to time as provided in this Warrant (as so adjusted, the “Warrant Units” and the “Exercise Price”, respectively).“Expiration Time” means 5pm Boston time on the tenth anniversary of the Effective Date.

1. Exercise of Warrant. The Holder may exercise this Warrant, in whole or in part (except as to a fractional Common Unit), during the period beginning on the closing of the Qualified Financing and ending at the Expiration Time, by (i) delivering a subscription agreement, in the form attached hereto as Exhibit A (the “Subscription Form”), duly executed by the Holder, specifying the number of Warrant Units to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and (iii) tendering payment for the Common Units designated by the Subscription Form in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or in any combination thereof, of the applicable Exercise Price as to which this Warrant is being exercised.

2. Net Exchange. The Holder may, in lieu of exercising this Warrant pursuant to the terms of Section 1, elect to exchange this Warrant at any time beginning on the closing of the Qualified Financing and ending at the Expiration Time by delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Units it, he or she is requesting to be issued to the Holder as a result of such exchange. The Holder shall thereupon be entitled to receive the number of Warrant Units equal to the product of (i) the number of Warrant Units issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, and (ii) a fraction, the numerator of which is the Fair Market Value at the time of such exercise minus the Exercise Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value at the time of such exercise, such number of Common Units so issuable upon such exchange to be rounded down to the nearest whole number of Common Units with any excess to be forfeited by the Holder. For all purposes of this Warrant (other than Section 1 and this Section 2), any reference herein to the “exercise” of this Warrant shall be deemed to include a reference to the exchange of this Warrant for Common Units in accordance with the terms of this Section 2. For purposes of this Section 2, “Fair Market Value” shall mean the price per Common Unit as determined in good faith by the Board of Directors or, if traded on a nationally recognized securities exchange, the value shall be deemed to be the closing price of the security on such exchange or market on the date of exercise.

3. Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

3.1 Manner of Adjustment.

(a) Unit Dividends, Distributions or Subdivisions. In the event the Company shall issue units in a unit dividend, unit distribution or subdivision in respect of its Common Units, the Exercise Price in effect immediately before such unit dividend, unit distribution or subdivision shall, concurrently with the effectiveness of such unit dividend, unit distribution or subdivision, be proportionately decreased and the number of Warrant Units shall be proportionately increased.

(b) Combinations or Consolidations. In the event the outstanding Common Units shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Units, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Warrant Units shall be proportionately decreased.

(c) Adjustment for Reclassification, Exchange or Substitution. In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of units (or other equity interests) of any class or classes of units (or other equity interests) of the Company or Holdings prior to the Expiration Time, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 3.1(a) or 3.1(b)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of units and/or other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of units (or other equity interests) of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein. For the avoidance of doubt, this Section 3.1(c) shall not apply to a Sale of the Company.

(d) IPO. In connection with preparation for an IPO, upon request the Board of Directors, the Holder will take appropriate steps to implement a reorganization of the Company which may include, as examples, contribution of this Warrant (or the Warrant Units) to Holdings on terms that preserve and reflect the substantive economic rights of this Warrant (or the Warrant Units) (consistent with Section 10.08 of the Operating Agreement) and execution of a lock-up (consistent with Section 10.09 of the Operating Agreement).

3.2 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

3.3 Closing of Books. The Company shall at no time close its transfer books against the transfer of any Warrant Units in any manner which interferes with the timely and proper issuance of such Warrant Units.

4. Sale of the Company. In the event of a Sale of the Company (as defined in the Operating Agreement) either (i) Holder shall exercise this Warrant pursuant to Section 1 and/or 2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Sale of the Company, or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

5. Covenants of the Company. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of units of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights; provided, that if at any time the number of units of authorized but unissued securities issuable upon the exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, upon the request of the holders of at least a majority of the Warrant Units issuable pursuant to all the of the Warrants (the “Requisite Majority”), the Company will promptly take such company action as shall be necessary to increase its authorized but unissued units of such class of securities issuable upon the exercise of this Warrant as shall be sufficient for such purpose, including, without limitation, preparing an amendment to the Operating Agreement for the review and approval of the Board of Directors and submitting such amendment to requisite Company members for approval. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

6. Voting Rights. This Warrant shall not entitle the Holder to any voting rights or any other rights as a member of the Company but upon presentation of this Warrant with the Subscription Form or Exchange Notice duly executed and the tender of payment of the aggregate Exercise Price (if applicable) at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a member of the Company in respect of the securities for which the Holder has so subscribed and paid or exchanged, and shall in connection therewith execute any and all documents required for the Holder to become a party to the Operating Agreement (if not already a party thereto). This Warrant and the Warrant Units, when issued, shall be subject in all respects (including with respect to transfer, voting, economic rights and otherwise) to the provisions of the Operating Agreement applicable to this Warrant or the Warrant Units, as applicable.

7. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number or type of Warrant Units. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number and type of Warrant Units (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number and type of Warrant Units shall be considered to have been so changed as of the close of business on the date of adjustment.

8. Notices to Holder. If at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

(a) the Company shall take a record of the holders of its Common Units for the purpose of entitling them to receive a dividend or distribution payable in respect of the Common Units, other than Tax Distributions, or

(b) the consummation of a Sale of the Company

then, in any one or more of said events, the Company shall give to the Holder written notice of such event. Such notice shall set forth the date on which such event shall take place, shall if applicable specify the deadline date as of which the holders of Common Units of record shall be entitled or required to take any action, or the record date with respect to any dividend, and shall be given at least ten (10) days’ prior to the deadline or record date. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or the making of any such distribution or any action in connection with any such proposed Sale of the Company, provided that any cancellation of this Warrant pursuant to Section 4 shall be contingent on delivery by the Company of the written notice(s) specified in such Section.

9. Addresses for Notices. All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

(a) If to the Holder, to the Holder’s address as shown on the Holder’s signature page hereto; or

(b) If to the Company, at the Company’s principal executive office, with attention to the President of the Company.

10. Substitution. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

11. Transfer Restrictions. This Warrant shall be exercisable only by the Holder. Without the prior written consent of the Company, this Warrant shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Warrant or of any rights granted hereunder contrary to the provisions of this Section 11, or the levy of any attachment or similar process upon this Warrant or such rights, shall be null and void. Notwithstanding the foregoing, the Holder may transfer this Warrant in full to an Affiliate or family member (as defined in the Operating Agreement) of the Holder; provided that (1) the transferee shall agree in writing to be bound by and subject to all the obligations and entitled to all the benefits of this Warrant as the “Holder” hereunder, and (2) the Company obtains prior assurances reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of, or is covered by an effective registration statement under, the Act and applicable state securities or “blue sky” laws, including, without limitation, receipt of an opinion to such effect of counsel reasonably satisfactory to the Company.

12. Taxes. The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of this Warrant or acquiring, holding or disposing of the Warrant Units, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder’s tax advisers.

13. Remedies. Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Governing Law. This Warrant shall be governed by, and construed in accordance with the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

15. Amendment. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the holders of warrants representing not less than a majority of the Warrant Units issuable upon exercise of any and all outstanding Warrants, which majority does not need to include the consent of the Holder; provided, however, that no such amendment, waiver or termination shall (i) increase the Exercise Price or (ii) otherwise decrease the number of Warrant Units issuable hereunder. Any amendment, waiver, discharge or termination effected in accordance with this Section 15shall be binding upon each holder of the Warrants, each future holder of such Warrants and the Company.

16. Miscellaneous. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Warrant by signing any such counterpart. This Warrant may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

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IN WITNESS WHEREOF, the Company has caused this Common Unit Warrant to be executed effective as of the date first written above.

YUMANITY HOLDINGS, LLC

By:	/s/ Paulash Mohsen
Name:	Paulash Mohsen
Title:	CBO

Acknowledged and agreed as of the date first written above by:

REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.

By:	/s/ Josh Garcia
Name:	Josh Garcia
Title:	CFO and Authorized Signatory

[SIGNATURE PAGE TO COMMON UNIT WARRANT]

Exhibit A

Subscription Form

(To be Executed by the Holder

in Order to Exercise the Warrant)

Date: ____________________

To: [________]

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase _____ Common Units (the “Common Units”) of Yumanity Holdings, LLC (the “Company”) covered by such Warrant and herewith makes payment of $_________, representing the [full/partial] purchase price for such units at the price per unit provided for in such Warrant. Capitalized terms defined, but not used, herein shall have the meanings ascribed to them in such Warrant.

The undersigned hereby agrees to take such other action and execute and deliver such other documents as the Company may require, in connection with the issuance of the Common Units to the undersigned as aforesaid, in order to comply with the provisions of such Warrant.

The undersigned is aware that the Common Units issuable upon exercise hereof (the “Units”) have not been registered under the Act or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form and such Warrant.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Units, (2) it has had the opportunity to ask questions concerning the Units and the Company and all questions posed have been answered by the Company to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Units and the Company, (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Units and to make an informed investment decision relating thereto, and (5) it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.

The undersigned hereby represents and warrants that it is purchasing the Units for its own account and not with a view to the sale or distribution of all or any part of the Units.

The undersigned understands that because the Units have not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Units cannot be sold unless the Units are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it shall in no event sell or distribute or otherwise dispose of all or any part of the Units unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Units, (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration, and (3) the sale or distribution is in compliance with the Operating Agreement.

A-1

The undersigned understands that the Units will not be certificated, but consents to the placing of a legend on any certificate issued in respect of the Units stating that the Units has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Units until the Units may be legally resold or distributed without restriction.

The undersigned has considered the Federal and state income and other tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Units.

Printed Name of Holder (Must conform in all respects to name of Holder as specified on the face of such Warrant)

Signature

Name of Signatory (for an entity only)

Title of Signatory (for an entity only)

A-2

Exhibit B

Exchange Notice

(To be Executed by the Holder

in Order to Exchange the Warrant)

Date: ____________________

To: [________]

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to exchange such Warrant with respect to _________ Common Units (the “Common Units”) of Yumanity Holdings, LLC (the “Company”) covered by such Warrant which such Holder would be entitled to receive upon the exercise thereof. Capitalized terms defined, but not used, herein shall have the meanings ascribed to them in such Warrant.

The undersigned hereby agrees to take such other action and execute and deliver such other documents as the Company may require, in connection with the issuance of the Common Units to the undersigned as aforesaid, in order to comply with the provisions of such Warrant.

The undersigned is aware that the Common Units issuable upon exercise hereof (the “Units”) have not been registered under the Act or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form and such Warrant.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Units, (2) it has had the opportunity to ask questions concerning the Units and the Company and all questions posed have been answered by the Company to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Units and the Company, (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Units and to make an informed investment decision relating thereto, and (5) it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.

The undersigned hereby represents and warrants that it is purchasing the Units for its own account and not with a view to the sale or distribution of all or any part of the Units.

The undersigned understands that because the Units have not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Units cannot be sold unless the Units are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it shall in no event sell or distribute or otherwise dispose of all or any part of the Units unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Units, (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration, and (3) the sale or distribution is in compliance with the Operating Agreement.

B-1

The undersigned understands that the Units will not be certificated, but consents to the placing of a legend on any certificate issued in respect of the Units stating that the Units has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Units until the Units may be legally resold or distributed without restriction.

The undersigned has considered the Federal and state income and other tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Units.

Printed Name of Holder (Must conform in all respects to name of Holder as specified on the face of such Warrant)

Signature

Name of Signatory (for an entity only)

Title of Signatory (for an entity only)

B-2